                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): January 7, 2000
                                                          ---------------



                         PROVIDENT AMERICAN CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Pennsylvania                       0-13591                           23-2214195
            ------------                       -------                           ----------
    (State or other jurisdiction          (Commission File Number)              (I.R.S. Employer
         of incorporation)                                                     Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19401
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
              ---

Item 2.  Acquisition or Disposition of Assets

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of the Company and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, risks associated with brand development, competition, funding; need for additional capital, management of potential growth; dependence on key personnel, dependence on the Internet, dependence on strategic alliances with Internet partners, ability to grow and expand services, technological change and new application development, quality assurance, risk of product-related claims, limited proprietary rights, reliance on information processing systems, customer concentration, liability for information transmitted through the Internet, uncertain acceptance of the Internet as a medium for health insurance sales, risk capacity constrains; system development and other risks, dependence on third party technology, rapid technological change, risk of system failure, changes in the insurance industry, insurance industry factors, health care reform legislation, government regulation and legal uncertainties, control by Provident and UICI, potential conflicts of interest, intercompany agreements not subject to arm's-length negotiations, risk associated with the Year 2000, absence of dividends, anti-takeover measures. Any one or a combination of these factors could have a material adverse effect on the Company's business, financial condition and results of operations. These forward-looking statements represent the Company's judgment as of the date of this report. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

                BUSINESS COMBINATION WITH INSURDATA INCORPORATED

General

         On December 6, 1999, HealthAxis.com, Inc. ("HealthAxis"), Insurdata Incorporated ("Insurdata") and their respective parent corporations, Provident American Corporation ("Provident" or "the Company") and UICI ("UICI") entered into an Agreement and Plan of Merger (the "Merger Agreement") which sets forth the terms and conditions under which Insurdata will be merged with and into HealthAxis (the "Merger"). The merger was consummated and effective on January 7, 2000.

Merger Agreement

         In accordance with the terms of the Merger Agreement, each outstanding share of Insurdata common stock, no par value per share (the "Insurdata Common Stock"), outstanding immediately prior to the effective date of the Merger (the "Effective Date"), other than as otherwise provided in the Merger Agreement, was converted into the right to receive 1.33 shares (the "Exchange Ratio") of HealthAxis common stock (the "HealthAxis Common Stock"). The Company issued 21,807,567 shares of HealthAxis Common Stock to Insurdata shareholders. Of the total of 42,392,381 shares of HealthAxis Common Stock outstanding, UICI received 18,943,678 shares of HealthAxis Common Stock, 2,439,885 shares of HealthAxis Common Stock are held by the voting trust (described herein) and other shareholders of Insurdata received 424,004 shares of HealthAxis Common Stock.

         Each holder of Insurdata Common Stock who would otherwise have been entitled to receive a fraction of a share of HealthAxis Common Stock (after taking into account all of the shareholder's certificates) received cash, in lieu thereof, equal to an amount determined by multiplying such fraction by $15.00.

         The Merger Agreement provides that each option to purchase shares of Insurdata Common Stock under Insurdata's stock option plans which are outstanding on the Effective Date, whether or not exercisable, shall be converted into and become a right to purchase shares of HealthAxis Common Stock, generally in accordance with the terms of the Insurdata stock option plans and Insurdata option agreements pursuant to which such options were granted, except that from and after the Effective Date, (i) the number of shares of HealthAxis subject to each Insurdata option shall be equal to the number of shares of Insurdata Common Stock subject to such option prior to the Effective Date multiplied by the exchange ratio (with fractional shares rounded down to the nearest share and cash being payable for any fraction of a share) and (ii) the exercise price per share of HealthAxis Common Stock purchasable thereunder shall be that specified in the Insurdata option divided by the exchange ratio (rounded up to the nearest one hundredth).

         The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is being accounted for as a purchase under generally accepted accounting principles.

Shareholders' Agreement

         In connection with the consummation of the Merger Agreement, Provident, UICI, Michael Ashker, President and CEO of HealthAxis and Provident, and HealthAxis entered into a shareholders' agreement (the "Shareholders' Agreement"). Under the terms of the Shareholders' Agreement, the Board of Directors of HealthAxis shall consist of up to nine members. UICI and Provident each independently nominated three nominees to the board and, the remaining three directors will be nominated by mutual agreement of Provident and UICI. Each party is obligated to vote its shares in favor of the directors nominated by the other party. This obligation terminates with respect to each party to the Shareholders' Agreement upon such shareholder beneficially owning less than 20% of the HealthAxis Common Stock on a fully diluted basis.

         As stated in the Shareholders' Agreement the HealthAxis Board shall initially consist of seven (7) members consisting of Ronald L. Jensen, Chairman of UICI, Gregory T. Mutz, President and CEO of UICI and Dennis B. Maloney, President and CEO of Insurdata being the initial UICI nominees, Michael Ashker, Alvin H. Clemens, Chairman of Provident and HealthAxis and Edward W. LaBaron, Jr., a Director of Provident being the initial Provident Nominees and Henry Hager, a Director of Provident being one of the initial Nominees agreed to by UICI and Provident.

         Subject to certain limitations, the Shareholders' Agreement also provides that UICI and Provident both have the right to purchase its proportionate number, or any greater or lesser number, of any additional securities that HealthAxis may, from time to time, propose to sell and issue. HealthAxis is required to provide UICI and Provident prior written notice of its intention to issue such additional securities. Upon receipt of this notice, UICI and Provident have twenty days to agree to purchase their proportional shares, or any greater or lesser number, for the price and upon the terms specified in the notice. If UICI and Provident fail to exercise their purchase rights, HealthAxis has twenty days to complete the sale of the securities at a price not less than the price specified in the notice. This provision of the Shareholders' Agreement terminates at such time as the HealthAxis Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

         In addition to the preemptive rights set forth above, the Shareholders' Agreement also provides that Michael Ashker, UICI and Provident have the right of first refusal to purchase shares of HealthAxis should one of the other parties to such agreement desire to transfer his or its HealthAxis securities. The party desiring to transfer his or its securities ("Offeror") must first furnish the other parties (individually, an "Electing Party" and collectively, the "Electing Parties") with written notice, at least twenty days prior to the proposed transfer setting forth the terms of the offer to sell the HealthAxis Securities. The Electing Parties have ten days from the receipt of notice to elect to purchase that number of securities which equals the product of the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis, and a fraction, the numerator of which shall be the number of securities to be transferred and the denominator which shall be the total number of shares of common stock then beneficially owned by the Electing Party on a fully diluted basis. If an Electing Party fails to exercise its right to purchase, or exercises its right to a portion smaller than it is entitled, the Offeror has ten days to sell any remaining securities at the price and on terms no less favorable than specified in the offer to the Electing Parties. This provision of the Shareholders' Agreement terminates at such time as the HealthAxis Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

         Subject to certain conditions set forth in the Shareholders' Agreement, the Shareholders' Agreement also provides that HealthAxis can cause UICI to transfer up to 1,255,000 shares of its HealthAxis Common Stock to unaffiliated third parties.

         The Shareholders' Agreement also provides UICI with the right, in its sole and absolute discretion, to approve: (i) the calculation of the amount and amortization period of all goodwill and other intangibles created in connection with the Merger, subject to compliance with generally accepted accounting principles; and (ii) provided UICI owns at least 20% of the HealthAxis Common Stock, the entering into of any merger or similar agreement between Provident and HealthAxis. In a separate letter to the Company and Provident, dated December 6, 1999, UICI indicated that it would vote in favor of a business combination between Provident and HealthAxis on the following terms:

                  1. UICI reserves the right to assess and approve in its reasonable discretion the mathematical calculation of the merger terms (e.g., calculation of the merger exchange ratio and methodology employed to calculate the merger exchange ratio).

                  2. UICI must have received an opinion of counsel or other reasonable assurance that the merger, viewed alone and together with the merger of HealthAxis and Insurdata, will be tax free to the constituent corporations and UICI; and

                  3. UICI reserves the right to make any and all reasonable and appropriate due diligence inquiries it and its counsel deem advisable with respect to any contingent claims or residual liabilities that may reside at Provident American Corporation. In the event that UICI determines that there may be an unacceptable level of risk associated with such claims or liabilities, UICI may require that provision for such claims, contingencies and/or residual liabilities be made either
         (a) in the form of an appropriate reserve, escrow, holdback or similar arrangement or (b) by means of an appropriate indemnity with respect to such liabilities from a credit-worthy third party. In either event, UICI will be willing to set an appropriate cap on such reserve, escrow, holdback or indemnity and limit the time period during which such reserve, escrow, holdback or indemnity will be in effect.

Voting Trust Agreement

         The Merger Agreement also provides for a voting trust agreement (the "Voting Trust Agreement") which established a trust to hold shares of Insurdata Common Stock which are currently held of record by UICI, but as to which UICI has granted options to purchase such shares to certain employees of Insurdata pursuant to its Insurdata Founders' Program. These shares were converted into 2,439,885 shares of HealthAxis Common Stock in the Merger. The initial trustees of this trust are Michael Ashker, Alvin Clemens, Edward W. LaBaron, Jr. and Henry Hager (the "Trustees"). All of the initial Trustees are also directors of Provident and Messrs. Ashker and Clemens are also directors and officers of HealthAxis. Pursuant to the terms of the Voting Trust Agreement, a majority of the Trustees have the power to vote the shares held by the trust in their discretion at all meetings of shareholders or pursuant to actions by unanimous consent. The Voting Trust Agreement terminates upon the earlier of the distribution of the shares subject to such agreement or July 1, 2003. Upon the termination of this Voting Trust Agreement or upon any dissolution or total or partial liquidation of HealthAxis, whether voluntary or involuntary, the Trustees shall direct that all Shares remaining in the Trust and all moneys, securities, rights or property attributable to the Shares be distributed to UICI.

Technology Outsourcing Agreement

         The Merger Agreement also provides that UICI and its affiliates and Insurdata shall enter into a Technology Outsourcing Agreement pursuant to which Insurdata will provide UICI and its affiliates with technology support services, data processing services and other software and hardware based services. The Technology Outsourcing Agreement is attached as Exhibit 10.1 hereto.

UICI Registration Rights Agreement

         HealthAxis and UICI also entered into a registration rights agreement which provides for the registration of HealthAxis shares received by UICI in the Merger.

Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of business acquired.

                  Insurdata Incorporated and Subsidiaries Consolidated Financial Statements for the years ended December 31, 1996, 1997 and 1998 and Nine months ended September 30, 1998 and 1999 with Report of Independent Auditors will be filed by amendment with the Commission not later than 60 days after the date that this Form 8-K must be filed with the Commission.

         (b) Pro-forma Financial Information.

                  The following proforma financial information will be filed by amendment with the Commission not later than 60 days after the date that this Form 8-K must be filed with the Commission:

         (i) Unaudited pro-forma condensed consolidated balance sheet at September 30, 1999


         (ii) Unaudited pro-forma condensed consolidated statement of operations for the nine months ended September 30, 1999


         (iii) Unaudited pro-forma condensed consolidated statement of operations for the year ended December 31, 1998

         (c) Exhibits.

             The following exhibits are filed herewith:


S-K Item
Number              Description
--------            -----------
10.1                Technology Outsourcing Agreement dated January 3, 2000

10.2                Shareholders Agreement dated January 7, 2000

99.1                Press Release dated January 10, 2000 - HealthAxis.com Completes Insurdata Merger

99.2                Agreement and Plan of Merger between Provident, HealthAxis, UICI and Insurdata Incorporated
                    dates as of December 6, 1999. (Incorporated by reference to Exhibit 99.3 of the Form 8-K dated
                    December 6, 1999 filed with the SEC on December 13, 1999.)

99.3                Form of Voting Trust Agreement among UICI and Messrs. Ashker, Clemens, LaBaron and Hager.
                    (Incorporated by reference to Exhibit 99.5 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.4                Form of Registration Rights Agreement between HealthAxis and UICI.(Incorporated by reference to
                    Exhibit 99.10 of the Form 8-K dated December 6, 1999 filed with the SEC on December
                    13, 1999.)

99.5                Letter Agreement dated December 6, 1999 between UICI, HealthAxis and
                    Provident. (Incorporated by reference to Exhibit 99.11 of the Form 8-K dated
                    December 6, 1999 filed with the SEC on December 13, 1999.)
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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PROVIDENT AMERICAN CORPORATION




Date:  January 20, 2000          By:  /s/ Francis L. Gillan III
                                      -------------------------
                                      Francis L. Gillan III
                                      Chief Financial Officer and
                                      Treasurer


                                       7

                                  EXHIBIT INDEX


S-K Item
Number              Description
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
10.1                Technology Outsourcing Agreement dated January 3, 2000

10.2                Shareholders Agreement dated January 7, 2000

99.1                Press Release dated January 10, 2000 - HealthAxis.com Completes Insurdata Merger

99.2                Agreement and Plan of Merger between Provident, HealthAxis, UICI and Insurdata Incorporated
                    dates as of December 6, 1999. (Incorporated by reference to Exhibit 99.3 of the Form 8-K dated
                    December 6, 1999 filed with the SEC on December 13, 1999.)

99.3                Form of Voting Trust Agreement among UICI and Messrs. Ashker, Clemens, LaBaron and Hager.
                    (Incorporated by reference to Exhibit 99.5 of the Form 8-K dated December 6, 1999 filed with the SEC on December 13, 1999.)

99.4                Form of Registration Rights Agreement between HealthAxis and UICI.(Incorporated by reference to Exhibit 99.10 of the Form 8-K dated December 6, 1999 filed with the SEC on December
                    13, 1999.)

99.5                Letter Agreement dated December 6, 1999 between UICI, HealthAxis and Provident. (Incorporated by reference to Exhibit 99.11 of the Form 8-K dated December 6, 1999 filed with the SEC on
                    December 13, 1999.)
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